SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

March 1, 2004

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

35 West Watkins Mill Road, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (301) 417-0770

Item 9. Regulation FD Disclosure.

        On March 1, 2004, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s financial guidance for 2004 and long-term perspective through 2009, and will conduct a previously announced publicly available conference call to discuss the guidance and long-term perspective. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        This information is being furnished pursuant to Item 9 of Form 8-K and is not deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIMMUNE, INC.

BY: /s/ Lota S. Zoth —————————————— Lota S. Zoth Vice President, Controller and Acting Chief Financial Officer

Dated: March 1, 2004

EXHIBIT INDEX

Exhibit             Description

99.1                  Press release, dated March 1, 2004, "MedImmune Provides Financial Guidance for 2004 and Long-Term Perspective Through 2009"